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Exhibit B

_______________________________________________________

INVESTOR QUESTIONNAIRE

AND

SUBSCRIPTION AGREEMENT

_______________________________________________________

GENERAL INFORMATION

The information contained herein is being furnished by the undersigned investor to enable Teraphysics Corporation (the "Company") to determine whether, under Sections 4(2) of the Securities Act of 1933, as amended, (the "Securities Act"), the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”), as amended, and/or Regulation D ("Regulation D") promulgated thereunder, the undersigned investor meets the qualification and suitability requirements for an investment in Company Common Stock (the "Securities") in a private placement offered by the Company.  The undersigned investor understands that the Company will rely upon the information contained herein for purposes of such determination.

Please contact Louis S. Fisi, Chief Executive Officer of the Company; at (440) 573-0008 or at fisi@teraphysics.com with any questions you may have concerning an investment in the Securities.

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SUBSCRIPTION INSTRUCTIONS

AFTER YOU HAVE HAD AN OPPORTUNITY TO OBTAIN ALL THE INFORMATION YOU REQUIRE CONCERNING THE COMPANY AND THE SECURITIES AND HAVE DECIDED TO SUBSCRIBE FOR AND PURCHASE THE SECURITIES, PLEASE READ THE FOLLOWING INSTRUCTIONS EXPLAINING HOW TO COMPLETE THE SUBSCRIPTION DOCUMENTS:

1.

Individual Subscribers



Complete the Purchaser Information section hereof.



Initial the appropriate statement regarding your suitability for investment on Page 2 of the Subscription Agreement.



Execute the Subscription Agreement on the signature line near the top of Page 9.

2.

Joint Tenants or Co-Tenants

 (a) Married Couples (the instructions in this Part 2(a) need be followed only if spouses are jointly investing and taking title to the investment; if one spouse is investing in his or her name alone without the other, the investing spouse should follow the instructions in Part 1 above)



Only one spouse need complete the Purchaser Information section hereof; however, the name, age and social security number of the other spouse should be provided where co-purchaser information is requested at the bottom of the first page of that section.



Initial the appropriate statement regarding your suitability for investment on Page 2 of the Subscription Agreement.



Both spouses must execute the Subscription Agreement on the signature line near the top of Page 9.

(b) Other



Each joint tenant or co-tenant must separately provide the information requested in the Purchaser Information section hereof (make and attach copies of that section as necessary).



Each joint tenant or co-tenant must initial the appropriate statement regarding his or her own suitability for investment on Page 2 of the Subscription Agreement.



Each joint tenant or co-tenant must execute the Subscription Agreement on the signature line near the top of Page 9.

3.

Trust



Complete the Purchaser Information section hereof for Trust.



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Initial the appropriate statement regarding your suitability for investment on Page 2 of the Subscription Agreement.



Execute the Subscription Agreement on the signature line near the top of Page 9, with trustee signing as the subscriber.

4.

Entity:  Corporation, Partnership, or Limited Liability Company



Complete the Purchaser information section for the entity.



Initial the appropriate statement about the entity’s suitability for investment on pages 2 - 3 of the Subscription Agreement.



Execute the Subscription Agreement on the signature line on page 9.

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Teraphysics Corporation

PURCHASER INFORMATION

(Please print or type)

Purchaser Information:

Name:

_____________________________________      __

Citizen of:

Federal Tax ID or Social Security Number:

Marital Status:

Date of Birth:

Email Address:  _____________________________________

_

Home (State of Residence) Address:

                                                               (street

    (city)                                                             (state)

                          (zip)

Home Telephone Number:

Mailing Address (if different than above):

(street)

(city)

(state)

(zip)

Co Purchaser Information:

Name:

____________________________________

Citizen of:

Federal Tax ID or Social Security Number:

Marital Status:

Date of Birth:

Email Address:  _______________________________________

_

Home (State of Residence) Address:

                                                               (street)

    (city)                                         (state)

                          (zip)

Home Telephone Number:

Mailing Address (if different than above):

(street)

(city)     (state)   (zip)

1

Trust Information:

Name of Trust:

Name of Trustee: _____________________________________________

Federal Tax ID or Social Security Number:

(State of Residence) Address:

            (street)

(city)

(state)

(zip)

Trustee Telephone Number:

Trustee Mailing Address (if different than above):

(street)

(city)

(state)

(zip)

Information for Entities – Corporation, Partnership, Limited Liability Company:

Name of Entity:

Name and Title of contact Person: _____________________________________________

Federal Tax ID:

Mailing Address:

            (street)

(city)

(state)

(zip)

Entity Telephone Number:

Entity Mailing Address (if different than above):

(street)

(city)

(state)

(zip)

Indicate Type or Ownership:

_____ Individual

_____ Tenants by the Entireties*

_____ Joint tenants with Rights of

_____ Community Property*

Survivorship*

_____ Tenants in Common *

_____ Entity                  _____ Trust

*Two or more signatures required; each of the representations, warranties, declarations, acknowledgments, agreements and consents made or given in the Subscription Agreement will be considered as being jointly and severally made or given by each of such co-purchasers.

2

Teraphysics Corporation

SUBSCRIPTION AGREEMENT

Teraphysics Corporation

110 Alpha Park

Cleveland, OH  44143

Gentlemen:

I.  SUBSCRIPTION

The undersigned hereby offers and agrees to purchase the number of units of the Common Stock, par value $0.0001 per share (the “Common Stock”), of Teraphysics Corporation, a Delaware corporation (the “Company”), shown on the signature page hereof, at the price stated thereupon, in full payment for which the undersigned has submitted a check payable to “Teraphysics Corporation”.  The minimum investment required of each investor is $50,000 (though the Company reserves the right, in its discretion, to accept subscriptions in lesser amounts).

II.  BACKGROUND

The Company has been organized by a controlling affiliate (the “Controlling Affiliate”) which was formed in 2000. The Controlling Affiliate has reached an agreement with Gerald Mearini, Ph.D. and James Dayton, Ph.D. for their contribution to The Controlling Affiliate of their rights to the high-powered terahertz source devices and amplifiers (“HPTSDA”) technology, including existing and pending U.S. and foreign patents.   This technology is foundational to the terahertz (THz) applications in the medical, life science and security fields described in the Company’s Private Placement Memorandum (the “PPM”) that has been provided to the undersigned.    The Controlling Affiliate intends to contribute the inventors’ rights in the HPTSDA technology to the Company or to an additional subsidiary that it may form (“Acquisition Sub”) and, in turn, contribute the stock in which to the Company.

Based on high levels of interest in the HPTSDA technology, the Company is currently pursuing an initial public offering (IPO).

III.  OFFERING AND SALE OF SECURITIES

The Company has authorized 100,000,000 share of stock consisting of 95,000,000 shares of Common Stock, all of one class, and 5,000,000 shares of Preferred Stock.  In consideration of The Controlling Affiliate’s payment to the Company of the aggregate par value for such shares and its further agreement to contribute the HPTSDA technology to the Company (or to Acquisition Sub and, in turn, to contribute all of the stock of Acquisition Sub to the Company), the Company issued 42,437,500 shares of Common Stock to The Controlling Affiliate.  In addition, 1,525,000 shares have been issued to key employees through exercise of options, and between 2005 and November 1, 2014, the Company raised $11,106,200 by selling 14,699,078 shares of Common Stock to various unaffiliated individuals.

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In order to fund continued research and development and market development activities with respect to the HPTSDA technology, the corporate infrastructure that the resulting public company will require, the Company intends to privately place (the “Private Placement”) shares of Company Common Stock to raise up to $1,000,000 (the “Offering”).  The Offering Price per share is variable based upon the occurrence of certain events and has been determined unilaterally by the Company’s Board of Directors (the “Board”).  It is not the result of arm’s-length negotiations.  The price per share is set forth on Exhibit A hereto. The Offering will continue until fully subscribed or November 30, 2015.

Proceeds will be used to pay for acquisition activities, the costs of the IPO (including legal, accounting and filing fees), to repay bridge loans (if any), to pay patent counsel fees, for research and development activities, and for operations and working capital in connection with carrying on its business in accordance with the Business Plan.

The shares are being offered by officers of the Company without payment of any fees or commissions.  The Company may reject any subscription, in whole or in part, at its sole and absolute discretion.  Investors will not be entitled to any interest with respect to subscription funds that are held by the Company.

IV.  SUITABILITY REQUIREMENTS

The undersigned understands that the Securities are not registered under the Securities Act of 1933, as amended (the "Securities Act"), and/or the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), as amended, or the securities acts of any state (the "Laws") and are being offered and sold in reliance upon exemptions from registration under said Securities Act and Laws.  To enable the Company to determine the exemption(s) applicable to the undersigned, the undersigned hereby warrants and represents as follows:

THIS REPRESENTATION IS PRESENTED IN ALTERNATIVE FORM.  IN ORDER TO INVEST IN THE SECURITIES, YOU MUST SATISFY ONE OF THE REQUIREMENTS OF a THRU e.

PLEASE INITIAL THE FOLLOWING STATEMENTS WHICH ARE TRUE AS TO YOU IN THE BRACKETS TO THE LEFT THEREOF.  ONE OR MORE STATEMENTS MUST BE INITIALED BY THOSE WISHING TO INVEST WHO ARE ACCREDITED* FOR INVESTMENTS IN THE SECURITIES.  IF NO INITIALS ARE PROVIDED BELOW, THIS DOCUMENT CANNOT BE ACCEPTED FOR SUBSCRIPTION.

[     ]    a.

The undersigned is a natural person whose individual net worth, or joint net worth* with the undersigned's spouse, at the time of purchase, exceeds $1,000,000.

[     ]    b.

The undersigned is a natural person who had an individual income* in excess of $200,000 in each of the two most recent years or joint income with spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

[     ]    c.

The undersigned is a trust, with total assets* in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters and that he/she is capable of evaluating the merits and risks of an investment of this type.

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 [     ]    d.

The undersigned is a corporation, partnership, or limited liability company whose   assets* exceed $5,000,000.

  [     ]    e.

The undersigned is a corporation, partnership, or limited liability company in which all of the equity owners are accredited investors.*

* In determining whether a person is an “Accredited Investor,” the term “net worth” means the excess of total assets at fair market value over total liabilities, including mortgages and income taxes on unrealized appreciation of assets.  In determining net worth, the market value of a personal residence is excluded from the calculation of assets, and the amount of debt secured by the residence, up to the value of the residence, is excluded from liabilities.  The term “individual income” means individual adjusted gross income as reported on a federal tax return increased by:  (i) any exclusion for interest under Section 103 of the Code; (ii) any losses of a partnership allocated to the individual limited partner as reported on Schedule E of Form 1040; (iii) any deduction for depletion under Section 611 et. seq. of the Code; and (iv) any deduction for long-term capital gains under Section 1202 of the Code.

V.  OFFERING DOCUMENTS

The undersigned hereby acknowledges receipt of the Private Placement Memorandum and this Subscription Agreement, together with any and all such other information as has been provided to the undersigned by the Company prior to his/her/their execution hereof (collectively, the "Offering Documents").

VI.  REPRESENTATIONS AND WARRANTIES

The undersigned makes the following additional agreements, representations, declarations, acknowledgments and warranties with the intent that the same may be relied upon in determining his suitability as a purchaser of the Securities:

(1)

The undersigned agrees that, in the event his or her principal residence is changed, he or she will promptly notify the Company.

(2)

The undersigned meets the suitability requirements initialed in Section IV.

(3)

The undersigned has received, read, understands and is fully familiar with the Offering Documents.

(4)

The Securities subscribed for herein will be acquired solely by and for the account of the undersigned for investment, and are not being purchased for subdivision, fractionalization, resale or distribution; the undersigned has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge all or any part of the Securities for which the undersigned hereby subscribes, and the undersigned has no present plans or intentions to enter into any such contract, undertaking or arrangement.  In order to induce management of the Company to issue and sell the Securities subscribed for hereby to the undersigned, the undersigned agrees that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of the Securities by anyone but the undersigned.

(5)

The undersigned acknowledges that he or she generally must hold his or her Securities for a minimum period of one year and may not sell, transfer pledge or otherwise dispose of the Securities without registration under the Securities Act or the Laws unless an exemption from registration is available.  Further, the undersigned shall provide, if the Company so requires, an opinion of counsel

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satisfactory to the Company, that the intended disposition will not violate the Securities Act or the Laws or the rules and regulations of the Securities and Exchange Commission or of any state securities commission promulgated under such statutes.

(6)

The Securities have not and will not be registered under the Securities Act, and cannot be sold or transferred without compliance with the registration provisions of said Securities Act or compliance with exemptions, if any, available thereunder.  The undersigned understands that neither the Company nor management of the Company has any obligation or intention to register the Securities under any federal or state securities act or law, or to file the reports to make public the information required by Rule 144 under the Securities Act.

(7)

The undersigned expressly represents that:  (a) he or she, alone or with his or her advisors, has such knowledge and experience in financial and business matters, in general, and in investments in common stock of corporations, in particular, and that he or she is capable of evaluating the merits, risks and other facets of the subject investment; (b) his or her financial condition is such that he or she has no need for liquidity with respect to his or her investment in the Securities to satisfy any existing or contemplated undertaking or indebtedness; (c) he or she is able to bear the economic risk of his or her investment in the Securities for an indefinite period of time, including the risk of losing all of his or her investment, and the loss of his or her entire investment in the Securities would not materially adversely affect the standard of living of the undersigned and his or her family; (d) he or she has either secured independent tax advice with respect to his or her investment in the Securities, upon which he or she, alone or with his or her advisors, is relying, or he or she is sufficiently familiar with the income taxation of corporations that he or she deemed such independent advice to be unnecessary; (e) he or she has participated in other privately placed investments and/or he or she, alone or with his or her advisors, has such knowledge and experience in business and financial matters, has the capacity to protect his or her own interest in investments like the subject investment, and is capable of evaluating the risks, merits and other facets of the subject investment.

(8)

The undersigned acknowledges that management of the Company has made all documents pertaining to the investment opportunity requested by the undersigned available to the undersigned and/or his or her advisors, and has allowed the undersigned and any such advisors an opportunity to ask questions and receive answers concerning the Securities and an investment in the Securities and to verify and clarify any information contained in the Offering Documents.

(9)

In evaluating the suitability of an investment by the undersigned in the Securities, the undersigned, having been delivered a copy of the Offering Documents, acknowledges that he or she has relied solely upon the Offering Documents and the other documents and materials made available to the undersigned by the Company and independent investigations made by the undersigned in making the decision to purchase the Securities subscribed for herein, and acknowledges that no representations or agreements (oral or written) have been made to the undersigned with respect thereto.

(10)

The undersigned was not induced to invest by any form of general solicitation or general advertising, including, but not limited to, the following:  (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the television or radio; and (ii) any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

(11)

The undersigned expressly acknowledges that:  (a) the HPTSDA technology is still in early stages of development, and there is no assurance that products and markets based thereon can or will be achieved or sustained as a profitable business; (b) the Securities involve a certain degree of risk of loss of the undersigned’s entire investment; (c) no federal or state agency has reviewed or passed upon the adequacy or accuracy of the information provided to the undersigned or made any finding or determination as to the fairness for investment, or any recommendation or endorsement of the Securities

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as an investment; (d) the Securities Act and Laws impose restrictions on the transferability of the Securities; (e) there will be no public market for the Securities, and accordingly, it may not be possible for the undersigned to liquidate his or her investment in the Securities; (f) the Securities are also subject to transfer restrictions and purchase rights set forth in Section VIII of this Subscription Agreement; (g) the Securities subscribed for herein shall bear a legend describing the restrictions on transfer and purchase rights referenced in the immediately preceding clauses (c) and (e); (h) stop transfer instructions shall be noted in the appropriate records of the Company, and an original, executed copy of this Subscription Agreement will be retained by the Company; (i) there is no assurance that the Private Placement will be fully subscribed or that the funds raised through the same, whether fully or partially subscribed, will be sufficient to enable the Company or Acquisition Sub to achieve their contemplated objectives; and (j) any anticipated federal and/or state income tax benefits applicable to the Securities may be lost through changes in, or adverse interpretations of, existing laws and regulations.

                       (12)      All information that the undersigned has provided concerning himself or herself and his or her financial condition is correct and complete as of the date set forth on the signature page hereto, and if there should be any material change in such information prior to the acceptance of his or her subscription for the Securities that he or she is purchasing, the undersigned will immediately provide such information to the Company.

VII.  LEGEND REQUIREMENTS

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  THE SECURITIES WILL BEAR LEGENDS REFERENCING SUCH SECURITIES LAW RESTRICTIONS.

INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

VIII.  TRANSFER RESTRICTIONS

In addition to such restrictions on the transferability of the Securities by applicable federal and state securities laws as referenced under “VII.  LEGEND REQUIREMENTS” immediately above, the transferability of the Securities is subject to the following restrictions and procedures:

A.

Restrictions on Transfer and Offer to the Company.  Except as hereinafter provided in this Section VIII, no holder of any of the Securities shall sell, transfer, or otherwise dispose of all or any part of Securities held by him without first offering the same to the Company for purchase at the same price and on such other terms and conditions as such stockholder proposes to transfer the subject shares.  Such offer may be accepted by the Company or one or more assignees thereof as to all or any part of the shares offered to the Company pursuant to this Section VIII.A.  Said offer shall remain open for acceptance by the Company or any such assignees for 60 days after receipt thereof, unless within said period the Company notifies the offering stockholder of its election not to purchase, in which case the

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right of the Company shall expire on the date of such notice.  In the event such offer is accepted in whole or in part, the purchase price shall be due and payable within 60 days after such acceptance or as the parties may otherwise agree.

B.

Offer to Remaining Shareholders.  In the event and to the extent that the right to purchase referred to in Section VIII.A. is not exercised by the Company or any assignee, the shares owned by such stockholder proposed to be transferred shall be offered for sale to the Company’s remaining stockholders at the same price and on the same terms and conditions as said shares were offered to the Company.  Said offer shall remain open for a period of 30 days after the Company’s right has expired.  Each remaining stockholder shall be entitled to purchase such shares ratably in proportion to his then existing holding of Company Common Stock, provided that any stockholder shall have the right to purchase less than all of the shares to which he may be entitled.  In the event that all of the shares so offered to the remaining stockholders are not purchased, the remaining stockholders who purchased all of the shares to which they were entitled shall have the further right to purchase any of the offered shares not purchased by the other remaining stockholders in proportion to their existing holdings after the initial purchase.  Comparable offers to purchase shall be made to such remaining stockholders until all of the shares are purchased or until no remaining stockholder desires to purchase any additional shares.  In the event any offer is accepted by any or all of the remaining stockholders in whole or in part, the purchase price shall be due and payable within 60 days after the final acceptance under the above procedures for successive offers to the remaining stockholders, or as the parties may otherwise agree.

C.

Disposition to Outside Parties.  In the event and to the extent neither the Company (or any assignee(s) thereof) nor the remaining stockholders elect to purchase all of the shares offered as provided above in this Section VIII, the offering stockholder (or his executor or administrator in the case of a deceased stockholder) shall have the right to sell, transfer or otherwise dispose of any shares not so purchased to such other party or parties as he desires for a period of 120 days after expiration of the right to purchase of the remaining stockholders as set forth in Section VIII.B; provided, however, that (i) said shares may not be disposed of to any other party at a lesser price or on more favorable terms than those offered to the Company and the remaining stockholders pursuant to Sections VIII.A and VIII.B without again offering them to the Company and the remaining stockholders at such lesser price or more favorable terms; (ii) in the event of any such disposition of said shares, the person acquiring said shares or any right therein shall acknowledge in writing to the Company his receipt of a copy of the restrictions contained in this Section VIII and the proxy voting obligations set forth in Section IX below and his agreement to comply herewith and therewith and be bound hereby and thereby (any such person,  even absent such written acknowledgment, being bound by the provisions of both such Sections through his acceptance of possession of said shares); and (iii) if required by the Company, the Company shall be provided with (1) an opinion of counsel satisfactory to the Company that the intended disposition will not violate applicable federal and state securities laws or the rules and regulations promulgated under such statutes and/or (ii) such written representations of the person acquiring said shares or any right therein as to such person’s investment intent and such other matters relating to compliance with applicable securities law requirements as the Company may reasonably require.  After said 120-day period, the restrictions and procedures of Sections VIII.A and VIII.B  shall again apply and be in full force and effect.

D.

Gifts and Devises to Family Members.  A stockholder may transfer his shares in the Company, by gift, or testamentary devise or pursuant to the laws of descent and distribution, to his spouse or natural or adopted children or their lineal descendants, or any trust established for the exclusive benefit of the stockholder and/or any one or more of such persons without the necessity of complying with any of the foregoing requirements of Sections VIII.A through VIII.C, except that any such transfer shall be subject to and shall be effective only upon compliance with the requirements of clauses (ii) and (iii) of Section VIII.C.

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E.

Pledge or Other Hypothecation.  In the event of a proposed pledge or other hypothecation of any of the Securities, the pledgee or other person proposed to acquire a security interest in said shares shall acknowledge in writing to the Company his receipt of a copy of the restrictions contained in this Section VIII and his agreement to comply therewith and be bound thereby.  In the event no such acknowledgment is received by the Company, such pledge or other hypothecation shall not be made, and any attempted such pledge or hypothecation shall be void and ineffective.

F.

Certificate Legend.  Each certificate evidencing any of the Securities shall bear substantially the following legend:

The securities represented by this instrument (collectively the "Securities") have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the provisions of any state securities laws, but have been acquired by the registered holder hereof for purposes of investment and in reliance on statutory exemptions under the Securities Act, and/or the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and under all applicable state securities laws.  The Securities may not be sold, pledged, transferred or assigned except pursuant to an effective registration statement under the Securities Act and under applicable state securities laws, or in a transaction which is exempt from registration under the provisions of the Securities Act and under provisions of applicable state securities laws; and in the case of an exemption, only if the Company has received an opinion of counsel that such transaction does not require registration of the Securities, which opinion and which counsel shall be satisfactory to the Company in its sole discretion.

G.

Termination of Restrictions.  The transfer restrictions imposed by this Section VIII shall automatically terminate and cease to be of any further force or effect immediately prior to the effective time of any business combination transaction (such transaction being referred to as a “Business Combination Transaction”) as may be approved by the Company’s stockholders.  Nor shall the provisions of this Section VIII be construed to apply to any vote upon or other approval of any Business Combination Transaction by the holder of any Securities or on his behalf, by proxy or otherwise.

IX.  PROXY

Promptly upon any request(s) therefor made by The Controlling Affiliate, the undersigned agrees, for himself, herself or themselves and for any successor(s) to any of the Securities (each of which successors shall be bound by the provisions of this Section IX as provided in Section VIII.C (ii) above), to execute a proxy appointing such person(s) as the Company may designate to vote such Securities in favor of the Business Combination Transaction.

X.  INDEMNIFICATION

The undersigned hereby agrees to indemnify the Company and its officers, directors, shareholders, affiliates, agents and employees, and hold each of them harmless, against any and all loss, damage, liability or expense, including reasonable attorneys' fees, which they or any of them may suffer, sustain or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the undersigned in this Subscription Agreement or otherwise made thereto in connection with the undersigned’s subscription for Securities, or in connection with the sale or distribution by the undersigned of the Securities purchased by the undersigned pursuant hereto, in violation of the Securities Act, and/or the JOBS Act, or any other applicable law.

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       XI.  ACCEPTANCE AND REVOCATION

The undersigned understands and agrees that this subscription may be accepted or rejected by management of the Company, in whole or in part, in its sole and absolute discretion, and if accepted, the Securities purchased pursuant hereto will be issued only in the name of the undersigned.  The undersigned hereby acknowledges and agrees that this Subscription Agreement may not be canceled, revoked or withdrawn, and that this Subscription Agreement and the documents submitted herewith shall survive  (a) changes in the transactions, documents and instruments provided to or explained to the undersigned that are not material and (b) the death or disability of the undersigned.

XII.  MISCELLANEOUS

The undersigned hereby intends that his or her signature hereon shall constitute a subscription to the Company for the Securities specified on the signature page of this Subscription Agreement.  This Subscription Agreement may be signed in duplicate counterparts, each of which shall constitute an original but all of which shall together constitute the same and single commitment to purchase the indicated number of Securities.

This Subscription Agreement, and the representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned.  If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.  Except to the extent that the General Corporation Law of the State of Delaware controls the governance and affairs of the Company as a corporation formed thereunder, this Subscription Agreement shall be governed by the laws of the State of Ohio.

[Signature page follows]

Teraphysics Corporation

SUBSCRIPTION AGREEMENT COUNTERPART SIGNATURE PAGE

The undersigned hereby subscribes for the number of Units of Common Stock of Teraphysics Corporation set forth below, and agrees to be bound by the terms of the Subscription Agreement of which this counterpart signature page is a part.

PLEASE NOTE THAT ONE OR MORE OF THE BRACKETS ON PAGES 2-3 OF THIS SUBSCRIPTION AGREEMENT ABOVE MUST BE INITIALED IN ORDER FOR THIS SUBSCRIPTION TO BE CONSIDERED.

EXECUTED this _____ day of, ____________, 2015 at                                       ,

________Shares of Common Stock of Teraphysics Corporation at $                           per unit.

INDIVIDUALS AND TRUSTEES:

____________________________

___________________________

 (Signature of Subscriber)

(Signature of Co-Subscriber)

___ _____________

(Printed Name of Subscriber)                         (Printed Name of Co-Subscriber)

ENTITIES:  CORPORATION, PARTNERSHIP, OR LIMITED LIABILITY COMPANY

NAME OF ENTITY: _______________________________

By: ______________________________________

                                 (Signature)

Printed Name: _______________________________

Title: _____________________________________

ACCEPTANCE

Accepted this ________ day of  ___________ 2015 at Cleveland, Ohio.

                                                                                                      Teraphysics Corporation

 By:

Louis S. Fisi

Title:  Chief Executive Officer

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